UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	98-1356880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower
Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2026, Wave Life Sciences Ltd., a public company limited by shares incorporated under the laws of the Republic of Singapore (“Wave-Singapore”), announced that it has decided to restructure its corporate group to cause the parent company of the group to be a Delaware corporation (the “Redomiciliation”). In order to complete the Redomiciliation, the boards of directors of each of Wave-Singapore and Wave Life Sciences, Inc., a Delaware corporation (“Wave-Delaware”), approved the entry by Wave-Singapore and Wave-Delaware, respectively, into an Implementation Agreement (the “Implementation Agreement”). The Implementation Agreement was executed by Wave-Singapore and Wave-Delaware on April 15, 2026 and provides for a statutory procedure known as a scheme of arrangement (the “Scheme of Arrangement”) to be implemented by Wave-Singapore and Wave-Delaware under Singapore law, subject to approval of the shareholders of Wave-Singapore and the High Court of the Republic of Singapore. Pursuant to the Scheme of Arrangement, all issued ordinary shares in the capital of Wave-Singapore (the “Wave-Singapore Ordinary Shares”) as of immediately prior to the effective time of the Scheme of Arrangement will be exchanged on a one-for-one basis for newly issued shares of common stock of Wave-Delaware, and Wave-Singapore will become a subsidiary of Wave-Delaware. Additional information regarding the Redomiciliation will be contained in the preliminary proxy statement on Schedule 14A, which Wave-Singapore expects to file on April 15, 2026 with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Implementation Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Implementation Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1.

Item 8.01	Other Events.

Wave-Singapore issued a press release on April 15, 2026, announcing its intention to conduct the Redomiciliation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Implementation Agreement, dated as of April 15, 2026

99.1	Press Release, dated as of April 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * *

Additional Information and Where to Find It

In connection with the Redomiciliation, Wave-Singapore expects to file with the SEC a proxy statement and other relevant documents. The definitive proxy statement will be mailed or otherwise disseminated to Wave-Singapore’s shareholders and will contain important information about the Redomiciliation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVE-SINGAPORE, WAVE-DELAWARE AND THE REDOMICILIATION. Investors may obtain copies of the definitive proxy statement (when available), as well as other filings containing information about Wave-Singapore, free of charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained free of charge from Wave-Singapore’s website at www.wavelifesciences.com.

Participants in Solicitation

Wave-Singapore and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Wave-Singapore in connection with the Redomiciliation. Information about the directors and executive officers of Wave-Singapore, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Wave-Singapore’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on June 23, 2025. To the extent holdings of Wave-Singapore Ordinary Shares by the directors and executive officers of Wave-Singapore have changed from the amounts of Wave-Singapore’s Ordinary Shares held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed or to be filed with the SEC, as applicable.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed with the SEC and other relevant materials to be filed with the SEC regarding the Redomiciliation when such materials become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

Unless the context otherwise requires, references in this Current Report on Form 8-K to “Wave”, “the Company”, “our Company”, “we”, “our”, “us” and similar terms are to Wave-Singapore. Some of the statements included in this announcement and the documents referred to herein may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about the Redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave-Singapore, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave-Singapore’s and management’s control, and which may cause actual results to differ materially from those contained in forward looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with the Redomiciliation, including our ability to obtain shareholder and Singapore Court approvals and satisfy other closing conditions to the completion of the Redomiciliation within the expected timeframe or at all; our ability to realize the expected benefits from the Redomiciliation; the occurrence of difficulties or material timing delays in connection with the Redomiciliation, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Redomiciliation; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the other documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. You may obtain copies of these documents as described under the heading “Additional Information and Where to Find It.”

All information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K and Wave-Singapore undertakes no duty to update this information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

Date: April 15, 2026	By:	/s/ Kyle Moran, CFA
Kyle Moran, CFA
Chief Financial Officer